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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 7, 1995


                                BALL CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Indiana
                 (State or other jurisdiction of incorporation)


                  1-7349                     35-0160610
           ------------------------ ---------------------------------
           (Commission File Number) (IRS Employer Identification No.)



               345 South High Street, Muncie, Indiana 47305-2326
               -------------------------------------------------
               (Address of principal executive office) (Zip Code)



Registrant's telephone number, including area code:  (317) 747-6100

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                                Ball Corporation
                           Current Report on Form 8-K
                             Dated August 10, 1995



Item 5.  Other Events.

On August 7, 1995, Ball Corporation received a ruling from a tribunal of the International Chamber of Commerce in favor of Ball Corporation in a dispute between Ball and Onex Corporation of Toronto. A copy of a press release announcing the ruling is attached as Exhibit EX-99 and incorporated herein by reference.





Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         EX-99 - Other Documents or Statements to Security Holders.

                  Text of a press release disseminated by the registrant on August 7, 1995.



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                                Ball Corporation
                           Current Report on Form 8-K
                             Dated August 10, 1995


                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                BALL CORPORATION
                                (Registrant)



Date:  August 10, 1995          By:  /s/George A. Sissel
                                     ------------------------------------
                                     George A. Sissel
                                     President and Chief Executive Officer




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                                Ball Corporation
                           Current Report on Form 8-K
                             Dated August 10, 1995

                                 EXHIBIT INDEX


Exhibit   Description

          EX-99 Text of a press release disseminated by the registrant on August 7, 1995.

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